ARTHUR ANDERSEN
                                                                   Exhibit 23
















                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





         As independent public accountants, we hereby consent to the incorporation of our report dated February 28, 2001 on the financial statements of Gulf Power Company, included in this Form 8-K, into Gulf Power Company's previously filed Registration Statement File Nos. 33-50165 and 333-42033.




/s/Arthur Andersen LLP
Atlanta, Georgia
February 28, 2001